                                                                EXHIBIT 10.40

                            Tenant: MEMRY CORPORATION
                                     LEASE
                                TABLE OF CONTENTS

Article                              Title                             Page
-------                              -----                             ----
1  - Premises and Term..................................................    1
2  - Rent ..............................................................    1
3  - Landlord's Work - Tenant's Work ...................................    2
4  - Streets ...........................................................    2
5  - Utility Services ..................................................    3
6  - Assignment - Change of Ownership ..................................    3
7  - Tenant's Additional Agreements ....................................    5
8  - Use of Premises ...................................................    7
9  - Indemnity and Public Liability Insurance ..........................    7
10 - Fire Insurance and Casualty .......................................    8
11 - Repair ............................................................   11
12 - Fixtures & Alterations ............................................   12
13 - Remedies ..........................................................   12
14 - Bankruptcy ........................................................   14
15 - Surrender of Premises .............................................   15
16 - Eminent Domain ....................................................   15
17 - Real Property Taxes ...............................................   16
18 - Common Area, Parking Facilities ...................................   17
19 - Miscellaneous .....................................................   19

                               BUSINESS PARK LEASE

         THIS LEASE is made this 27th day of August, 2001, between 4065 ASSOCIATES, L.P., a California limited partnership, herein referred to as "Landlord," and MEMRY CORPORATION, a Delaware corporation, herein referred to as "Tenant".

                          ARTICLE 1 - Premises and Term

         Section 1.1. Landlord hereby leases to Tenant and Tenant hereby leases
         -----------
from Landlord the demised premises, including the building and other improvements thereon (as described in Exhibit "A" and located substantially as
                                      ----------
shown on Exhibit "B" attached hereto) upon and subject to the terms and
         ----------
provisions of this Lease for the demised term of approximately eighteen (18) months, commencing on October 1, 2001, and ending on March 31, 2003.

                                ARTICLE 2 - Rent

         Section 2.1. Tenant covenants and agrees to pay to Landlord without
         -----------
set-off, recoupment, deduction or demand of any nature whatsoever, base rent for each year during the demised term in the amount of Five Hundred Eighty Eight Thousand Six Hundred Seventy Two Dollars ($588,672.00) per annum, payable in twelve (12) equal monthly installments of Forty Nine Thousand Fifty Six Dollars ($49,056.00). Base rent shall be paid monthly in advance on the first (1st) day of each calendar month.

         Section 2.2. For the purpose of this Lease, a year shall be twelve (12)
         -----------
calendar months, commencing with the first day of the first full calendar month of the demised term and the succeeding anniversaries thereof. For any period prior to the commencement of the first year or subsequent to the end of the last year of the demised term, rent shall be prorated on the basis of the rental rate then payable.

         Section 2.3. All sums payable and all statements deliverable to
         -----------
Landlord by Tenant under this Lease shall be paid and delivered at 60 Hillsdale Mall, San Mateo, California 94403-3497, or at such other place as Landlord may from time to time direct by notice to Tenant and all such sums shall be paid in lawful money of the United States.

         Section 2.4. Tenant shall pay to the Landlord the following:
         -----------

         (A) Upon commencement of the demised term, Forty Nine Thousand Fifty Six Dollars ($49,056.00) which shall be applied by Landlord to the first base rent to become due and payable under this Lease, and

         (B) Upon execution of this Lease, Forty Nine Thousand Fifty Six Dollars ($49,056.00) which shall be held as a Security Deposit pursuant to the terms of
Section 19.9.
------------

         Section 2.5. In addition to base rent under Section 2.1., all other
         -----------                                 -----------
payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become additional rent hereunder, whether or not the same to be designated as such, and shall be included in the term "rent" wherever used in this Lease; and, unless another time shall be expressly provided for the payment thereof, all rent and additional rent shall be due and payable together with the next succeeding installment of base rent; and Landlord shall have the same remedies for failure to pay the same as for a nonpayment of base rent.

         Section 2.6. Any amount due from Tenant to Landlord that is not paid
         -----------
when due shall bear interest at the highest rate then permitted to be charged on late payments under leases under California law; provided, however, the payment of any such interest shall not excuse or cure the default upon which such interest accrued. Tenant acknowledges and agrees that payment of such interest on late payments is reasonable compensation to Landlord for the additional costs incurred by Landlord caused by such late payment, including, but not limited to, collection and administration expenses and the loss of the use of the money that was late in payment.

                   ARTICLE 3 - Landlord's Work - Tenant's Work

         Section 3.1. Except as provided in Section 3.2. below, in connection
         -----------
with the commencement of this Lease, Landlord shall not be required to perform any work in the demised premises; and Tenant accepts the demised premises in an "as is" condition.

         Section 3.2. Landlord agrees to provide and install new HVAC units and
         -----------
the necessary duct distribution system ("HVAC work") in the manufacturing portion of the building on the demised premises. Except as provided herein, such HVAC work shall be completed before the commencement date of the demised term. In the event the City of Menlo Park or other governmental agency requires Landlord to apply for a conditional use permit in order to obtain building permit(s) for such HVAC work, then Landlord may, at Landlord's sole and unfettered discretion, choose not to perform such HVAC work in the building on the demised premises, and such failure to so provide the HVAC work shall not be deemed a default by Landlord of any terms of this Lease. Landlord agrees to use reasonable business efforts to not interfere with Tenant's manufacturing operations during the performance of any HVAC work, and such work may be performed during business hours so long as such work otherwise complies with this sentence and this Lease.

         Any work or improvements which Tenant elects to make in the demised premises shall be performed by Tenant pursuant to the provisions of Article 12 below.

                               ARTICLE 4 - Streets

         Section 4.1. Tenant agrees to encourage employees, and to direct
         -----------
customers and other persons visiting Tenant, to park in the parking area provided in the Parking and Accommodation Areas.

                          ARTICLE 5 - Utility Services

         Section 5.1. Landlord has at its own cost and expense secured the
         -----------
installation of water, gas, sanitary sewers and electrical services to the demised premises and made all necessary connections thereof to the building. Tenant shall pay all meter or service charges made by public utilities companies and shall pay for the water, gas and/or electricity used on the demised premises and sewer use fees and charges whether ad valorum or not and any so called "sewer connection charges" based on increased wastewater discharge from the demised premises exclusively. Tenant shall maintain such connections of utilities to the building to the extent they serve the demised premises exclusively.

         Section 5.2. Landlord shall not be liable to Tenant for the failure of
         -----------
any utility services except to the extent such failure is due to Landlord's gross negligence or willful misconduct.

                  ARTICLE 6 - Assignment - Change of Ownership

         Section 6.1.
         -----------

         A. Except as otherwise provided herein, Tenant shall not, by operation of law or otherwise, transfer, assign, sublet, enter into license or concession agreements, enter into a change of ownership, mortgage or hypothecate this Lease or the Tenant's interest in and to the demised premises without first procuring the written consent of Landlord. Any attempted transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without Landlord's written consent shall be void and confer no rights upon any third person. Landlord's consent to a proposed assignment, sublease or change of ownership shall not be unreasonably withheld provided that the proposed assignee or sublessee or post-change-of-ownership Tenant shall have: (i) a net worth, at the time of the assignment, sublease or change ownership, determined in accordance with good accounting principles, equal to or in excess of the net worth of Tenant at the date of this Lease; (ii) been active in its current business for a minimum of three (3) years immediately prior to the assignment, sublease or change of ownership; or be assuming substantially all of the business of Tenant; and (iii) a good reputation in the business community. In addition, Tenant shall give Landlord not less than thirty (30) days notice prior to the effective date of any such assignment or sublease, and, so long as same is not to an affiliate of Tenant or to a purchaser of substantially all of the business of Tenant, Landlord shall have the option to terminate this Lease with respect to the space to be assigned or subleased by notice to Tenant given within twenty (20) days of Landlord's receipt of Tenant's notice. Nothing herein contained shall relieve Tenant from its covenants and obligations for the demised term. Tenant agrees to reimburse Landlord for up to Five Hundred Dollars ($500.00) of Landlord's reasonable outside attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership, mortgage or hypothecation of this Lease or Tenant's interest in and to the demised premises. If Landlord consents to any assignment or sublease pursuant to this Article, Tenant shall pay Landlord, as additional rent:

            (a) in the case of each and every assignment, an amount equal to ALL monies, property, and other consideration of every kind whatsoever paid or payable to Tenant by the assignee for such assignment and for all property of Tenant transferred to the assignee as part of the assignment (including, but not limited to, any fixtures, other leasehold improvements, furniture, equipment, and furnishings so included as consideration); and

            (b) in the case of each and every sublease, ALL rent, and/or other monies, property, and consideration of every kind whatsoever paid or payable to Tenant by the subtenant under the sublease, LESS all base rent and additional rent under this Lease accruing during the term of the sublease in respect of the subleased space (as reasonably determined by Landlord, taking into account the useable area of the premises demised under the sublease).

         B. Each transfer, assignment, subletting, license, concession agreement, change of ownership, mortgage and hypothecation to which there has been consent shall be by an instrument in writing in form reasonably satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of Landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, relating to the portion of the demised premises affected, including the payment of all amounts due or to become due under this Lease directly to Landlord. One (1) executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Article shall operate to prevent any such transfer, assignment, subletting, license, concession agreement, mortgage, or hypothecation from becoming effective.

         C. If Tenant hereunder is a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed a change of ownership within the meaning and provisions of this Section 6.1.
                                                              -----------

         D. Landlord's rights to assign this Lease are and shall remain unqualified. Upon any sale of the demised premises and provided the purchaser assumes all obligations under this Lease, Landlord shall thereupon be entirely released of all obligations of Landlord hereunder and shall not be subject to any liability resulting from any act or omission or event occurring after such sale.

         E. The consent of Landlord to any transfer, assignment, sublease, license or concession agreement, change of ownership, mortgage or hypothecation of this Lease is not and shall not operate as a consent to any future or further transfer, assignment, sublease, license or concession agreement, change of ownership, mortgage or hypothecation, and Landlord specifically reserves the right to refuse to grant any such consents except as otherwise provided in this
Section 6.1.
-----------

                   ARTICLE 7 - Tenant's Additional Agreements

         Section 7.1. Tenant agrees at all times during the demised term to: (A)
         -----------
Keep the demised premises in a neat and clean condition. (B) Promptly remove all waste, garbage or refuse from the demised premises. (C) Promptly comply with all laws and ordinances and all rules and regulations of duly constituted governmental authorities affecting the demised premises, and the cleanliness, safety, use and occupation thereof, but this clause (C) shall not be construed to require Tenant to comply with any such laws, ordinances, rules or regulations which require structural changes in or capital improvements to the demised premises unless the same are made necessary by act or work performed by or for Tenant or the nature of Tenant's business. (D) Prevent the escape from the demised premises of all fumes, odors and other substances which are offensive or may constitute a nuisance or interfere with other tenants.

         Section 7.2. Tenant agrees that it will not at any time during the
         -----------
demised term without first obtaining the Landlord's written consent: (A) Conduct or permit any fire, bankruptcy or auction sale in the demised premises. (B) Place on the exterior walls (including both interior and exterior surfaces of windows and doors), the roof of any buildings or any other part of the demised premises, any sign, symbol, advertisement, neon light, other light or other object or thing visible to public view outside of the demised premises. (C) Change the exterior color of the building on the demised premises, or any part thereof, or the color, size, location or composition of any sign, symbol or advertisement that may have been approved by Landlord. (D) Park, operate, load or unload, any truck or other delivery vehicle on any place other than the loading area designated for Tenant's use. (E) Use the plumbing facilities for any purpose other than that for which they were constructed or dispose of any foreign substance therein. (F) Install any exterior lighting or plumbing facilities, shades or awnings, amplifiers or similar devices, or use any advertising medium which may be heard or experienced outside the demised premises, such as loudspeakers, phonographs, or radio broadcasts. (G) Deface any portion of the building or improvements on the demised premises, normal usage excepted. In the event any portion of the building is defaced or damaged by Tenant, its agents, servants, invitees or employees, Tenant agrees to repair such damage. (H) Permit any rubbish or garbage to accumulate on the demised premises, or any part thereof, unless confined in metal containers so located as not to be visible to members of the public. (I) Install, maintain or operate any sign except as approved in writing by Landlord. (J) Store materials, supplies, equipment, finished products, raw materials or articles of any nature outside of the demised premises. (K) Use the demised premises for retail, commercial or residential purposes.

         Section 7.3. Tenant agrees that it will not at any time during the
         -----------
demised term: (A) Perform any act or carry on any practice which may injure the demised premises. (B) Burn anything in or about the demised premises. (C) Keep or display any merchandise or other object on or otherwise obstruct any sidewalks, walkways or areaways. (D) Use or permit the use of any portion of the demised premises as living quarters, sleeping apartments, lodging rooms, or for any unlawful purpose. (E) Use or permit the demised premises to be used for any purpose which is or shall not then be allowed under the Zoning Ordinance of the City of Menlo Park, California, in that area.

         Section 7.4. Tenant shall, at its expense, comply with all applicable
         -----------
laws, regulations, rules and orders, regardless of when they become or became effective, including, without limitation, those relating to health, safety, noise, environmental protection, waste disposal, and water and air quality (but this Section 7.4 shall not be construed to require Tenant to make structural
     -----------
changes in or capital improvements to the demised premises unless the same are made necessary by act or work performed by or for Tenant or the nature of Tenant's business or otherwise is Tenant's responsibility hereunder), and furnish satisfactory evidence of such compliance upon request of Landlord.

         Should any discharge, leakage, spillage, emission or pollution of any type occur upon or from the demised premises due to Tenant's use and occupancy thereof, Tenant, at its expense, shall be obligated to remedy the same to the satisfaction of Landlord and any governmental body having jurisdiction thereover. Tenant agrees to indemnify, hold harmless, and defend Landlord against all liability, cost, and expense (including without limitation any fines, penalties, judgments, litigation costs, and reasonable attorneys' fees) incurred by Landlord as a result of Tenant's breach of this section, or as a result of any such discharge, leakage, spillage, emission, or pollution, regardless of whether such liability, cost, or expense arises during or after the demised term, unless such liability, cost or expense is proximately caused solely by the gross negligence or willful misconduct of Landlord or its contractors, licensees, agents, servants or employees.

         Tenant shall pay all amounts due Landlord under this section, as additional rent, within ten (10) days after any such amounts become due.

         Tenant shall, at least thirty (30) days prior to the termination of the demised term, or any earlier termination of this Lease, submit a plan to the San Mateo County Environmental Health Services Division or other appropriate governmental agency and to the Menlo Park Fire Protection District in accordance with, and to the extent required under, applicable provisions of the Uniform Fire Code and any other appropriate governmental rules and regulations, with a copy to Landlord, demonstrating, if and to the extent so required, how any hazardous materials which were stored, dispensed, handled or used in, at or upon the demised premises by Tenant, its agents, servants, contractors, invitees or employees during the demised term will be transported, disposed of or reused at the expiration or sooner termination of the demised; and Tenant shall, at the expiration or sooner termination of the demised term, comply with all applicable laws, regulations, rules and orders of any governmental body having jurisdiction thereover (including without limitation, if applicable, the Menlo Park Fire Protection District) regarding the disposal of any such hazardous materials.

         Tenant's obligations under this Section 7.4. shall survive the
                                         -----------
expiration or earlier termination of this Lease, including without limitation any termination resulting from any default by Tenant under this Lease.

                           ARTICLE 8 - Use of Premises

         Section 8.1. Tenant shall use the demised premises solely for office,
         -------------------
warehouse , laboratory, manufacturing, and distribution and related uses, and for no other purposes without Landlord's written consent.

              ARTICLE 9 - Indemnity and Public Liability Insurance

         Section 9.1. Except for claims, costs, fees, expenses or liability
         -----------
arising from the gross negligence or willful misconduct of Landlord or its contractors, licensees, agents, servants or employees, Tenant agrees to indemnify and save harmless Landlord from and against all claims arising from any act, omission or negligence of Tenant, or its contractors, licensees, agents, servants, invitees or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person occurring during the demised term in or about the demised premises, the sidewalks (if any) adjoining the same and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, including, but not limited to, reasonable attorneys' fees and court costs.

         Landlord agrees to indemnify and save harmless Tenant from and against all claims, costs, fees, expenses and liability, including, but not limited to, reasonable attorneys' fees and court costs, arising from the gross negligence or willful misconduct of Landlord or its contractors, licensees, agents, servants or employees.

         Section 9.2. Tenant agrees to maintain in full force during the demised
         -----------
term a policy of public liability and property damage insurance under which Landlord (and such other persons, firms or corporations as are designated by Landlord and are properly includible as additional insureds under the terms of any such policies of insurance) and Tenant are named as insureds, and the insurer agrees to indemnify and hold Landlord and Landlord's said designees harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damage mentioned in
Section 9.1., except for claims, costs, fees, expenses or liability arising from
-----------
the gross negligence or willful misconduct of Landlord or its contractors, licensees, agents, servants or employees. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees, by reason of the negligence of Tenant. Each such policy shall be approved as to form and insurance company by Landlord, such approval not to be unreasonably withheld, be noncancellable with respect to the Landlord and Landlord's said designees without twenty (20) (or, in the case of non-payment of premiums, ten (10)) days' written notice to the Landlord and Landlord's said designees, and a duplicate original or certificate thereof shall be delivered to Landlord prior to commencement of the demised term and thereafter thirty (30) days prior to expiration of the term of each policy. The limits of liability of such comprehensive general liability insurance shall be Two Million Dollars ($2,000,000.00) for injury or death to one or more persons and damage to property, combined single limit. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.

         If Tenant shall not comply with its covenants to maintain insurance made above, or if Tenant fails to provide duplicate originals or certificates thereof to Landlord as is provided above within five (5) business days after written notice of such failure, Landlord may, but shall not be required to, obtain any such insurance; and if Landlord does obtain any such insurance, Tenant shall, on demand, reimburse Landlord for the premium for any such insurance.

         Section 9.3. Tenant agrees to use and occupy the demised premises, the
         -----------
Parking and Accommodation Areas and to use all other portions of the Business Park (which it is herein given the right to use) at its own risk and, except for claims arising from the gross negligence or willful misconduct of Landlord or its contractors, licensees, agents, servants or employees, hereby releases to the full extent permitted by law the Landlord, and its agents, servants, and employees, from all claims and demands of every kind resulting from any accident, damage or injury occurring therein. Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant. The provisions of this Section shall apply during the whole of the demised term.

                    ARTICLE 10 - Fire Insurance and Casualty

         Section 10.1. If the building on the demised premises should be damaged
         ------------
or destroyed during the demised term by any casualty insurable under Landlord's standard fire and extended coverage insurance policies, Landlord shall (except as hereinafter provided) repair and/or rebuild the same to substantially the condition in which the same existed immediately prior to such damage or destruction. Landlord's obligation under this Section shall in no event exceed either (A) the scope of the work done by Landlord in the original construction of such building, or (B) the proceeds of any such insurance policy if Landlord keeps the building and the demised premises insured against loss or damage by such fire and extended coverage insurance to the extent of at least eighty percent (80%) of the insurable value of the building if reasonably obtainable from responsible insurance companies licensed to do business in California, unless Landlord nevertheless elects to repair and/or rebuild the building and the demised premises. Tenant shall in the event of any such damage or destruction, unless this Lease shall be terminated as hereinafter provided, be responsible for the cost of replacing or repairing all exterior signs, trade fixtures, equipment, display cases and other installations whether or not originally installed by the Tenant. Landlord shall have no interest in the proceeds of any insurance carried by Tenant on Tenant's interest in this Lease and Tenant shall have no interest in the proceeds of any insurance carried by Landlord.

         Section 10.2. Unless and until this Lease is terminated as provided
         ------------
herein, Tenant's base rent (and any other rent allocated based on Tenant's square footage in the building) shall be abated proportionately during any period in which, by reason of any such damage or destruction (including any damage or destruction referred to in Section 10.3 and Section 10.7 hereinafter
                                     ------------     ------------
set forth), there is substantial interference with the operation of the business of Tenant in the demised premises to the extent that Tenant is required to discontinue all or a substantial portion of its business in the demised premises. Such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion by the Landlord of such work or repair and/or reconstruction as Landlord is obligated to do.

         Section 10.3. If the building on the demised premises should be damaged
         ------------
or destroyed to the extent of thirty three percent (33%) or more of the then monetary value thereof by an event described in Section 10.1., then Landlord may
                                                ------------
terminate this Lease by written notice to Tenant within ninety (90) days of such damage or destruction.

         If the demised premises should be damaged or destroyed and the time needed to repair and/or rebuild the same is reasonably estimated by Landlord to exceed one hundred eighty (180) days, then Tenant may terminate this Lease by written notice to Landlord as follows:

         Landlord shall notify Tenant within sixty (60) days following any damage to or destruction of the demised premises of the length of time Landlord reasonably estimates to be necessary for repair or restoration of the demised premises. Tenant shall have the right to terminate this Lease within fifteen
(15) business days following receipt of such notice if restoration or repair of the demised premises is so estimated by Landlord to take more than one hundred eighty (180) days from the date of damage.

         If Landlord or Tenant does not elect to terminate this Lease then Landlord shall repair and/or rebuild the same as provided in Section 10.1. If
                                                             ------------
such damage or destruction occurs and this Lease is not so terminated, this Lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary. The Landlord's obligation under this Section shall in no event exceed the scope of the work to be done by the Landlord in the original construction of said building and the demised premises.

         Section 10.4. Tenant agrees to comply with all of the applicable
         ------------
regulations and rules of the Insurance Service Office or any similar body and will not do, suffer, or permit an act to be done in or about the demised premises which will increase any insurance rate with respect thereto.

         Section 10.5. Tenant agrees, in addition to any rent provided for
         ------------
herein, to pay to the Landlord the cost of the fire and extended coverage insurance policy carried by Landlord on the demised premises during the entire demised term or any renewal or extension thereof. This Section expressly permits the Landlord to carry standard fire and extended coverage policies to the extent of one hundred percent (100%) of the replacement value.

         Section 10.6. During the demised term, Tenant shall carry, at its
         ------------
expense, insurance against loss and damage by fire with an "All Risk" endorsement for the full insurable value of Tenant's merchandise, trade fixtures, furnishings, operating equipment and personal property, including wall coverings, carpeting and drapes. Landlord and Landlord's mortgagee (to the extent Tenant has been notified of such mortgagee by Landlord in writing) shall be named as additional insureds under said policy, which shall be non-cancelable with respect to Landlord and Landlord's mortgagee without twenty (20) (or, in the case of non-payment of premiums, ten (10)) days' prior written notice. A certificate evidencing such coverage shall be delivered to Landlord prior to commencement of the demised term and thereafter thirty (30) days prior to the expiration of the term of such policy. Such insurance shall be written as a primary policy, not contributing with and not in excess of coverage Landlord may carry. If Tenant shall not comply with its covenants to maintain said insurance, or if Tenant fails to provide a certificate thereof to Landlord as provided above within five (5) business days after written notice of such failure, Landlord may, but shall not be required to, obtain any such insurance, and if Landlord does obtain any such insurance, Tenant shall, on demand, reimburse Landlord for the premium for any such insurance.

         Section 10.7. In the event the building on the demised premises shall
         ------------
be damaged as a result of any flood, earthquake, act of war, nuclear reaction, nuclear radiation or radioactive contamination, or from any other casualty not covered by Landlord's fire and extended coverage insurance, to any extent whatsoever, Landlord may within ninety (90) days following the date of such damage, commence repair, reconstruction or restoration of the building and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect, or within said ninety (90) day period elect not to so repair, reconstruct or restore the building, in which event this Lease shall cease and terminate. In either such event Landlord shall give Tenant written notice of its intention within said ninety (90) day period.

         If the demised premises should be damaged by an event described in
Section 10.7 and the time needed to repair and/or rebuild the same is reasonably
------------
estimated by Landlord to exceed one hundred eighty (180) days, then Tenant may terminate this Lease by written notice to Landlord as follows:

         Landlord shall notify Tenant within sixty (60) days following any damage to or destruction of the demised premises of the length of time Landlord reasonably estimates to be necessary for repair or restoration of the demised premises. Tenant shall have the right to terminate the Lease within fifteen (15) business days following receipt of such notice if restoration or repair of the demised premises is so estimated by Landlord to take more than one hundred eighty (180) days from the date of damage.

         Section 10.8. Upon any termination of this Lease under the provisions
         ------------
of this Article 10, the rent shall be adjusted as of the date of such
        ----------
termination and the parties shall be released without further obligation to the other party upon the surrender of possession of the demised premises to Landlord, except for items that have been theretofore accrued and are then unpaid, and except for obligations that are designated as surviving such termination.

         Section 10.9. Notwithstanding anything in this Article 10 or elsewhere
         ------------                                   ----------
in this Lease to the contrary, Landlord may maintain any insurance on the demised premises that Landlord deems necessary or advisable, including, but not limited to, any rental insurance, owner's protective liability insurance or any insurance required by any mortgagee of Landlord; and Landlord may include the amount of the premiums for such insurance in the total of the insurance premiums which Tenant is required to pay under the terms hereof.

                               ARTICLE 11 - Repair

         Section 11.1. Landlord agrees, at Landlord's sole expense, to repair
         ------------
structural defects of the building on the demised premises throughout the life of this Lease and to perform any work described pursuant to Section 3.2.
                                                            -----------
Structural defects and maintenance shall not be deemed to include cracks or fissures in walls or floors, nor the requirement of painting or caulking.

         Section 11.2. Tenant agrees during the demised term or any extension
         ------------
thereof to maintain the interior of the building on the demised premises, and every part thereof, except as to work to be performed by Landlord under Sections
                                                                        --------
11.1. and 11.3. Tenant further agrees to clean, inside and out, all of the glass
--------------
on the exterior of the building. If Tenant should fail to faithfully perform its maintenance obligations hereunder then Landlord shall, after giving Tenant at least ten (10) days' written notice of such failure, have the right to perform, or cause to be performed, said maintenance and Tenant shall on demand reimburse Landlord for Landlord's reasonable costs of providing such maintenance. Landlord's reservation of the right to enter upon the demised premises (during reasonable business hours, after notice to Tenant and, at Tenant's option, with a Tenant representative, and in emergencies at all times without the requirement of notice to Tenant) to perform any repairs or maintenance or other work in, to, or about the demised premises under such circumstances shall not be deemed to impose any obligation on Landlord to do so, nor shall Landlord be rendered liable to Tenant or any third party for the failure to do so, and Tenant shall not be relieved from any obligation to indemnify Landlord as otherwise provided elsewhere in this Lease.

         Section 11.3 Landlord shall provide the following services and Tenant
         ------------
shall, in addition to all other payments required to be made under other provisions of this Lease, on demand reimburse Landlord for Landlord's out-of-pocket costs of: (i) maintaining and repairing the roof; (ii) maintaining and repairing the exterior of the building; (iii) maintenance and repair of the trash enclosure utilized in connection with the building; (iv) maintenance and repair of the glass on the exterior of the building and (v) any other maintenance and repair other than that which Landlord is required to perform at Landlord's expense per Section 11.1. Tenant shall also, on demand, reimburse
                       ------------
Landlord for Landlord's out of pocket costs of maintaining and repairing the heating and air conditioning equipment serving the demised premises, whether furnished by Landlord or Tenant (except any work that is described in Section
                                                                      -------
3.2). Landlord's said costs as used in this Section 11.3. shall include all
---                                         ------------
costs and expenses of every kind or nature incurred by Landlord in the performance of such maintenance or repair and Landlord's determination of the amount of said costs and expenses will be final absent manifest error. Upon Tenant's written request, Landlord shall provide Tenant with reasonable evidence of such costs and expenses.

         Notwithstanding anything to the contrary contained herein, repair and/or maintenance costs included in this Section 11.3. are exclusive of
                                          ------------
replacement; provided, however, that any costs for repair, maintenance or replacements which are occasioned by (x) Tenant's negligent acts or omissions or those of its employees, contractors, agents, invitees or servants, or (y) the particular nature of Tenant's business, then all of such costs shall be borne solely by Tenant.

                       ARTICLE 12 - Fixtures & Alterations

         Section 12.1. All trade fixtures owned by Tenant and installed in the
         ------------
demised premises shall remain the property of Tenant and may be removed from time to time and shall be removed at the expiration of the demised term. Tenant shall repair any damage to the demised premises caused by the removal of said fixtures. If Tenant fails to remove such fixtures on or before the last day of the demised term, all such fixtures shall become the property of Landlord, unless Landlord elects to require their removal, in which case Tenant shall promptly remove them and restore the demised premises to its condition prior to such removal. Landlord may also, at Landlord's sole discretion, store such fixtures at Tenant's expense.

         Section 12.2. Tenant shall not make any alterations, additions or
         ------------
improvements in or to the demised premises or the building during the demised term without submitting plans and specifications therefor for the prior written consent of Landlord, which consent shall not be unreasonably withheld, and which consent, if granted, may be subject to such conditions as Landlord may deem appropriate. Any such alterations, additions or improvements consented to by Landlord shall be made at Tenant's sole cost and expense in accordance with the plans and specifications therefor and Tenant agrees to provide Landlord with an "as built" set of plans and specifications in IBM-compatible AutoCAD format or such other format which is compatible to Landlord's computer aided design software after any such work is completed. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work, and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including reasonable attorneys' fees) and any and all liens resulting therefrom.

        Section 12.3. All alterations, decorations, additions and improvements
        ------------
(and expressly including all light fixtures and floor coverings) except furniture, removable paneling, wall fixtures, trade fixtures, appliances and equipment which do not become a part of the demised premises, shall be deemed to belong to Tenant, but shall be deemed to have been attached to the demised premises or the building and to have become the property of Landlord upon the termination of the demised term. Upon the expiration or sooner termination of the demised term hereof, Tenant shall, upon written demand by Landlord made on or prior to the end of the demised term, at Tenant's sole cost and expense, forthwith remove (A) all of the items listed on Exhibit "C" attached hereto and/or (B) any alterations, decorations, additions or improvements made by Tenant during the demised term, that are designated by Landlord to be removed, and Tenant shall forthwith at its sole cost and expense repair any damage to the demised premises or the building caused by such removal.

                              ARTICLE 13 - Remedies

        Section 13.1. Should Tenant default in the performance of any of its
        ------------
obligations under this Lease with reference to the payment of rent and such a default in the payment of base rent continues for five (5) days after the date payment is due, or such a default in the payment of other rent continues for five (5) days after receipt of written notice from Landlord specifying such default, or should Tenant default in the performance of any other obligations under this Lease and such default continue for thirty (30) days after receipt of written notice from Landlord specifying such default or beyond the time reasonably necessary to cure if such default is of a nature to require more than thirty (30) days to remedy, then, in addition to all other rights and remedies Landlord may have under this Lease or under applicable law, Landlord shall have the following rights and remedies:

        (1) The Landlord has the remedy described in California Civil Code
Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). If Tenant breaches any covenants of this Lease or if any event of default occurs, whether or not Tenant abandons the demised premises, this Lease shall continue in effect until Landlord terminates Tenant's right to possession, and Tenant shall remain liable to perform all of its obligations under this Lease and Landlord may enforce all of Landlord's rights and remedies, including the right to recover rent as it falls due. If Tenant abandons the demised premises or fails to maintain and protect the same as herein provided, Landlord shall have the right to do all things necessary or appropriate to maintain, preserve and protect the demised premises, including the installation of guards, and may do all things appropriate to a re-letting of the demised premises, and none of said acts shall be deemed to terminate Tenant's right of possession, unless Landlord elects to terminate the same by written notice to Tenant. Tenant agrees to reimburse Landlord on demand for all amounts reasonably expended by Landlord in maintaining, preserving and protecting the demised premises, together with interest on the amounts expended from time to time at the rate provided in
Section 2.6. Landlord shall also have the right to repair, the demised premises
-----------
at the expense of Tenant to the condition in which Tenant was required to deliver them at the end of the demised term.

        (2) Landlord shall have the right to terminate Tenant's possession of the demised premises, and if Tenant's right to possession of the demised premises is terminated by Landlord by reason of a breach of this Lease by Tenant, or by reason of the happening of an event of default, or by reason of abandonment of the demised premises by Tenant, Tenant agrees to pay to Landlord on demand (i) all unpaid rent earned at the time of termination, together with interest on all unpaid installments from the times they were due to the date of termination at the rate provided in
Section 2.6; (ii) the amounts by which the unpaid rent which would have been due
-----------
and payable by Tenant since the date of termination exceeds the amount of any rental loss that Tenant proves could have been avoided, together with interest on said amounts from the dates they were due at the rate provided in Section
                                                                     -------
2.6; (iii) the worth at the time of demand of the amount by which the unpaid
---
rent for the balance of the demised term exceeds the amount of rental loss that Tenant proves may reasonably be avoided, together with interest on such amount at the rate provided in Section 2.6 from the date of demand until paid; (iv) all
                        -----------
other amounts due Landlord from Tenant under the terms of this Lease, or necessary to compensate Landlord for all detriment caused by Tenant's failure to perform its obligations under this Lease. The right to possession of the demised premises by Tenant should not be deemed terminated until Landlord gives Tenant written notice of such termination or until Landlord re-lets all or a portion of the demised premises. In the event that Landlord seeks to recover the amount due, Landlord shall be entitled to recover the amounts specified in paragraphs
(a) (1), (a) (2) and (a) (4) of Section 1951.2 of the Civil Code of California as such section reads at the date of this Lease, together with interest on said amounts at the rate provided in Section 2.6 from the dates they were due,
                                -----------
computed as of the date of the award, together with the worth at the time of the award of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss that Tenant proves could reasonably have been avoided. Landlord shall be required to mitigate damages by making a good faith effort to re-let the demised premises.

        (3) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law, provided that each shall be cumulative and in addition to every other right or remedy given herein or now hereafter existing at law or in equity or by statute.

        Section 13.2. Landlord shall in no event be in default in the
        ------------
performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days or such additional times as is reasonably required to correct any such default after notice by Tenant to the Landlord properly specifying wherein the Landlord has failed to perform any such obligation.

                             ARTICLE 14 - Bankruptcy

        Section 14.1. Tenant shall use reasonable business efforts to give
        ------------
written notice to Landlord of its intention to commence proceedings under any state or federal insolvency or bankruptcy law, or any comparable law that is now or hereafter may be in effect, whereby Tenant seeks to be, or would be, discharged of its debts or the payment of its debts is sought to be delayed, at least thirty (30) days prior to the commencement of such proceedings.

        Section 14.2. If any of the following events occur:
        ------------

        (1) The entry of an order for relief under Title 11 of the United States Code as to Tenant or its executors, administrators or assigns, if any, or the adjudication of Tenant or its executors, administrators or assigns, if any, as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act;

        (2) The appointment of a receiver, trustee or other custodian of all or a substantial portion of the property of Tenant by reason of the insolvency or inability of Tenant to pay its debts;

        (3) The assignment of all or a substantial portion of the property of Tenant for the benefit of creditors; or

        (4) The commencement by Tenant (or by another that has not been dismissed or released within sixty (60) days) of any proceedings under any state or federal insolvency or bankruptcy law, or any comparable law that is now or hereafter may be in effect, whereby Tenant seeks to be, or would be, discharged of its debts or the payment of its debts is sought to be delayed; then Landlord may, at any time thereafter, to the full extent permitted under applicable law, in addition to any and all other rights or remedies of Landlord under this Lease or under applicable law, upon written notice to Tenant, terminate this Lease, and upon such notice this Lease shall cease and terminate with the same force and effect as though the date set forth in said notice were the date originally set forth herein and fixed for the expiration of the demised term. Tenant shall thereupon vacate and surrender the demised premises, but shall remain liable as herein provided.

                       ARTICLE 15 - Surrender of Premises

        Section 15.1. Tenant shall, upon termination of the demised term, or any
        ------------
earlier termination of this Lease, surrender to Landlord the demised premises, including, without limitation, all building equipment and apparatus, and fixtures (except as provided in Sections 12.1. and 12.2.) then upon the demised
                                -----------------------
premises without any damage, injury, or disturbance thereto, or payment therefor, except damages due to ordinary wear and tear, acts of God, fire and other perils to the extent the demised premises are not required to be repaired or restored as hereinbefore provided, and Tenant shall dispose of any hazardous materials stored, dispensed, handled or used in, at or upon the demised premises by Tenant, its agents, servants, contractors or employees in accordance with the provisions of Section 7.4.
              -----------

                           ARTICLE 16 - Eminent Domain

        Section 16.1. If more than thirty-three percent (33%) of the floor area
        ------------
of the building on the demised premises or if more than thirty-three percent (33%) of the area of the Parking and Accommodation Areas shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant's business after the Landlord completes such repairs or alterations as the Landlord is obligated or elects to make, Tenant shall have the right to elect either to terminate this Lease, or, subject to Landlord's right to terminate this Lease pursuant to Section 16.4., to
                                                        ------------
continue in possession of the remainder of the demised premises and shall notify Landlord in writing within ten (10) days after such taking of Tenant's election. In the event less than thirty-three percent (33%) of the floor area of the building on the demised premises or less than thirty three percent (33%) of the area of the Parking and Accommodation Areas shall be taken, all of the terms herein provided shall continue in effect, except that the base rent (and any other rent allocated based on Tenant's square footage in the building) shall be reduced in the same proportion that the floor area of the building on the demised premises taken bears to the original floor area of the building on the demised premises, and Landlord shall at its own cost and expense make all necessary repairs or alterations to the building so as to constitute the portion of the building not taken a complete architectural unit and the demised premises a complete unit for the purposes allowed by this Lease, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said building.

        Section 16.2. Each party waives the provisions of Code of Civil
        ------------
Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking.

        Section 16.3. All damages or awards for any taking under the power of
        ------------
eminent domain whether for the whole or a part of the demised premises shall belong to and be the property of Landlord whether such damages or awards shall be awarded as compensation for diminution in value to the leasehold or to the fee of the demised premises; provided however, that Landlord shall not be entitled to the award made to Tenant or Landlord for loss of business, depreciation to, and cost or removal of stock and fixtures and for leasehold improvements which have been installed by Tenant at its sole cost and expense less depreciation which is to be computed on the basis of completely depreciating such leasehold improvements during the initial demised term of this Lease, and any award made to Tenant in excess of the then depreciated value of leasehold improvements shall be payable to the Landlord.

        Section 16.4. If more than thirty-three percent (33%) of the floor areas
        ------------
of the building on the demised premises shall be taken under power of eminent domain, or if more than thirty-three percent (33%) of the area of the Parking and Accommodation Areas shall be so taken, Landlord may, by written notice to Tenant delivered on or before the date of surrendering possession to the public authority pursuant to such taking, terminate this Lease as of such date.

        Section 16.5. If this Lease is terminated as provided in this Article,
        ------------
the rent shall be paid up to the day that possession is so taken by public authority and Landlord shall make a prorata refund of any rent and all deposits paid by Tenant in advance and not yet earned.

                        ARTICLE 17 - Real Property Taxes

        Section 17.1. Tenant shall reimburse Landlord for all real property
        ------------
taxes, assessments and ongoing sewer fees applicable to the demised premises during the demised term. Such taxes, assessments and fees shall be prorated to lease years for purpose of making this computation. Such payment shall be made by Tenant the later of: (i) within thirty (30) days after receipt of Landlord's written statement setting forth the amount of such computation thereof, or (ii) by the thirtieth (30th) day prior to the delinquency date for such tax, assessment or fee. If the demised term shall not expire concurrently with the expiration date of the fiscal tax year, Tenant's liability for taxes for the last partial lease year shall be prorated on an annual basis.

        Section 17.2. If the demised premises are not separately assessed,
        ------------
Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

        Section 17.3. Tenant shall pay prior to delinquency all taxes assessed
        ------------
against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the demised premises or elsewhere. Tenant shall, if possible, cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

        If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant the later of: (i) within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property, or (ii) by the thirtieth (30/th/) day prior to the delinquency date for such taxes.

        Section 17.4. In addition to all other payments provided for herein, the
        ------------
Tenant shall on demand reimburse Landlord for any surcharges, fees, and any similar charges required to be paid by any instrumentality of local, state or federal government in connection with parking in the parking area, including policing; supervising with attendants; other costs in connection with providing charged parking; repairs and maintenance not properly chargeable to capital account under good accounting principles; interest and depreciation of the actual cost of modification or improvements to the areas, facilities and improvements maintained in this Article either (i) required by any instrumentality of local, state or federal government, or (ii) installed by Landlord to facilitate payment of a parking charge by the general public for parking in the parking area, or both, and other similar costs; and there shall be excluded from all of Article 17 (a) cost of construction of such improvements
                        ----------
which is properly chargeable to capital account and (b) depreciation of the original cost of construction of all items not previously mentioned in this sentence. If Landlord shall require the payment of a parking charge by the general public for parking in the parking area, then during any period in which such a charge is made the total revenue (after deducting excise and similar taxes thereon and taxes, fees or surcharges imposed by any agency or instrumentality of local, state or federal government) actually received in cash or its equivalent by Landlord for such parking charge shall be credited against said costs.

        Section 17.5. Notwithstanding the provisions of Article 17 hereinabove,
        ------------                                    ----------
Tenant shall pay any increase in "real property taxes" resulting from any and all improvements of any kind whatsoever placed on or in the demised premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant.

        Section 17.6. In addition to all other payments provided for herein, the
        ------------
Tenant shall on demand reimburse Landlord for any tax (excluding income or similar income-based tax) and/or business license fee or other levy that may be levied, assessed or imposed upon the rent or other payments provided for herein or on the square footage of the demised premises, on the act of entering into this Lease, or on the occupancy of the Tenant however described, as a direct substitution in whole or in part for, or in addition to, any real property taxes, whether pursuant to laws presently existing or enacted in the future.

                  ARTICLE 18 - Parking and Accommodation Areas

        Section 18.1. Landlord grants to Tenant during the demised term the
        ------------
non-exclusive right to use the parking facilities and other areas provided and designated as "Parking and Accommodation Areas" on Exhibit "B" hereto for the
                                                   -----------
accommodation and parking of such automobiles of the Tenant, its officers, agents, employees and its customers while working or visiting Tenant. Tenant agrees that it will encourage its officers, agents and employees park their automobiles only in the parking areas provided in the Parking and Accommodation Areas. Except as provided in Sections 17.4. and 18.3., Landlord shall not charge
                             -----------------------
parking fees for such right to use parking facilities.

        Section 18.2. All parking areas and facilities furnished by Landlord
        ------------
including, but not limited to, pedestrian sidewalks, landscaped areas and parking areas shall at all times be subject to the control and management of Landlord so that Landlord will be in a position to make available efficient and convenient use thereof, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article, and Tenant agrees to abide by and conform therewith. Landlord shall have the right to construct, maintain and operate lighting facilities on all of said areas and improvements, to police the same, from time to time to change the area, location and arrangement of parking areas and facilities, to restrict employee parking to employee parking areas, to construct surface, subterranean and/or elevated parking areas and facilities, to establish and from time to time change the level of parking surfaces, to close (if necessary) all or any portion of said areas or facilities to such extent as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights of any person or of the public therein, and to do and perform such other acts in and to said areas and improvements respectively as in the use of good business judgment the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenant, other lessees, and their respective employees and visitors.

        Section 18.3. Tenant agrees during the demised term to pay to Landlord
        ------------
an annual charge which shall be Landlord's actual out-of-pocket costs of operating, maintaining and/or repairing all of the areas and facilities mentioned in this Article. The annual charge shall be an estimate computed on the basis of periods of twelve (12) consecutive calendar months, commencing and ending on such dates as may be designated by Landlord, and shall be paid in monthly installments on the first day of each calendar month in the amount estimated by Landlord. Within ninety (90) days after the end of each such annual period, Landlord will determine (and furnish to Tenant a statement showing in reasonable detail) the actual annual charge for such period and the amounts so estimated and paid during such period shall be adjusted within such ninety (90) days (including adjustments on a prorata basis of any partial such period at either end of the demised term) and one party shall pay to the other on demand whatever amount is necessary to effectuate such adjustment.

        Landlord's said costs shall consist of and include all costs and expenses of every kind or nature incurred by Landlord in the operation, maintenance and repair of all of the areas, facilities and improvements mentioned in this Article determined in accordance with good accounting practice by an accountant employed by Landlord. The determination of such accountant shall be conclusive. Without otherwise limiting the generality of the foregoing, there shall be included in such costs public liability and property damage insurance, landscape maintenance, maintenance of utilities, water, cleaning of areas, facilities and improvements, operation of lighting, common area taxes and assessments determined in the same manner as taxes and assessments on the demised premises, policing and sweeping of parking areas, supervising with attendants, repairs and maintenance, and an amount equal to ten percent (10%) of the total of all of the above for administration of the Parking and Accommodation Areas.

        Notwithstanding anything to the contrary contained herein, repair and/or maintenance costs included in this Section 18.3. are exclusive of replacement;
                                   ------------
provided, however, that any costs for repair, maintenance or replacements which are occasioned by (x) Tenant's negligent acts or omissions or those of its employees, contractors, agents, invitees or servants, or (y) the particular nature of Tenant's business, then all of such costs shall be borne solely by Tenant.

        Section 18.4. The Parking and Accommodation Areas included for the
        ------------
purpose of this Article are those shown on Exhibit "B" outside of the building
                                           -----------
area.

                           ARTICLE 19 - Miscellaneous

        Section 19.1. Landlord and its designee shall have the right during
        ------------
reasonable business hours, after notice to Tenant and, at Tenant's option, with a Tenant representative, to enter the demised premises except restricted areas as established by or on behalf of the Federal Government for security purposes (and in emergencies at all times without the requirement of notice to Tenant),
(i) to inspect the same, (ii) for any purpose connected with Landlord's rights or obligations under this Lease and, (iii) for all other lawful purposes.

        Section 19.2. Tenant shall not be entitled to make repairs at Landlord's
        ------------
expense, and Tenant waives the provisions of Civil Code Sections 1941 and 1942 with respect to Landlord's obligations for tenantability of the demised premises and Tenant's right to make repairs and deduct the expenses of such repairs from rent.

        Section 19.3. This Lease shall be governed exclusively by the provisions
        ------------
hereof and by the laws of the State of California as the same from time to time exist. This Lease expresses the entire understanding and all agreements of the parties hereto with each other and neither party hereto has made or shall be bound by any agreement or any representation to the other party which is not expressly set forth in this Lease.

        Section 19.4. If Tenant should hold over after the demised term and any
        ------------
extension thereof as herein provided for, then such holding over shall be construed as a tenancy from month to month at a rent equal to 150% of that provided for under the monthly rental of the principal demised term.

        Section 19.5. Tenant agrees to maintain all toilet and washroom
        ------------
facilities within the demised premises in a neat, clean and sanitary condition.

        Section 19.6. Landlord covenants and agrees that Tenant, subject to the
        ------------
terms and provisions of this Lease, on paying the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the demised premises during the demised term without hindrance or ejection by any person lawfully claiming under or against the Landlord.

        Section 19.7. Subject to Article 6, the terms and provisions hereof
        ------------             ---------
shall be construed as running with the land and shall be binding upon and inure to the benefit of heirs, executors, administrators, successors and assigns of Landlord and Tenant.

        Section 19.8.
        ------------

        A. Tenant shall promptly pay all sums of money with respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in, at or about the demised premises, or furnished to Tenant's agents, employees, contractors or subcontractors, that may be secured by any mechanic's, materialmen's, supplier's or other liens against the demised premises or Landlord's interest therein. In the event any such or similar liens shall be filed, Tenant shall, within five (5) business days of receipt thereof, give notice to Landlord of such lien, and Tenant shall discharge such lien by payment of the amount due to the lien claimant within ten (10) business days after receiving notice of the filing of the lien, or by the date the lien claimant claims payment is due (if the lien claimant filed such lien before payment was due). However, Tenant may in good faith contest such lien provided that within such ten (10) day period Tenant provides Landlord with a surety bond from a company acceptable to Landlord, protecting against said lien in an amount at least one and one-half (1-1/2) times the amount claimed or secured as a lien or such greater amount as may be required by applicable law; and provided further that Tenant, if it should decide to contest such lien, shall agree to indemnify, defend and save harmless Landlord from and against all costs arising from or in connection with any proceeding with respect to such lien. Failure of Tenant to discharge the lien, or, if contested, to provide such bond and indemnification, shall constitute a default under this Lease and in, addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated, to discharge or secure the release of any lien by paying the amount claimed to be due, and the amount so paid by Landlord, and all costs and expenses incurred by Landlord therewith, including, but not limited to, court costs and reasonable attorneys' fees, shall be due and payable by Tenant to Landlord forthwith on demand.

        B. At least fifteen (15) days before the commencement by Tenant of any material construction or remodeling work on the demised premises, Tenant shall give written notice thereof to Landlord. Landlord shall have the right to post and maintain on the demised premises such Notices of Non-Responsibility, or similar notices, provided for under applicable laws.

        Section 19.9.
        ------------

        A. Tenant shall deposit with Landlord the sum specified in Section
                                                                   -------
2.4.(B) hereof as a "Security Deposit". The Security Deposit shall be held by
-------
Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

        B. If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid, or should Landlord make payments on behalf of Tenant as permitted hereunder, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord toward the payment of rent or additional rent, loss, or damage sustained by Landlord due to such breach on the part of Tenant, and Tenant shall forthwith upon demand restore said Security Deposit to the original sum deposited. The remainder of said Security Deposit shall be returned in full to Tenant at the end of the demised term.

        C. In the event of bankruptcy or other similar proceedings listed in
Article 14 hereof, the Security Deposit shall be deemed to be applied first to
----------
the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

        D. In the event Landlord delivers the Security Deposit to the purchaser of Landlord's interest in the demised premises, Landlord, after written notice to Tenant of said delivery, shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transferees.

        Section 19.10. All notices, statements, demands, requests, consents,
        -------------
approvals, authorizations, offers, agreements, appointments or designations hereunder by either party to the other shall be in writing and shall be sufficiently given and served upon the other party if sent by United States certified mail, return receipt requested, postage prepaid, or overnight courier (provided a receipt is given), and addressed as follows:

        If sent by mail to Tenant, the same shall be addressed to the Tenant at Memry Corporation, 4065 Campbell Avenue, Menlo Park, CA 94025, with a copy (until 7/1/00) to Memry Corporation, 57 Commerce Drive, Brookfield, CT 06804 and (after 7/1/00) to Memry Corporation, 3 Berkshire Boulevard, Bethel, CT 06801, or at such other place as Tenant may from time to time designate by notice to Landlord.

        If sent by mail to Landlord, the same shall be addressed to Landlord at Sixty 31/st/ Avenue, San Mateo, California 94403-3497, or at such other place as Landlord may from time to time designate by notice to Tenant.

        Any such notice when sent by certified mail as above provided shall be deemed duly served on the third business day following the date of such mailing. Any such notice when sent by overnight courier as above provided shall be deemed duly served on the first business day following the date on which it is delivered to such courier.

        Section 19.11. As used in this Lease and when required by the context,
        -------------
each number (singular or plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include corporation, firm or association.

        Section 19.12. In case of litigation with respect to the mutual rights,
        -------------
obligations, or duties of the parties hereunder, the prevailing party shall be entitled to reimbursement from the other party of all costs and reasonable attorneys' fees actually incurred.

        Section 19.13. Each term and each provision of this instrument
        -------------
performable by Tenant shall be construed to be both a covenant and a condition.

        Section 19.14. Except as otherwise expressly stated, each payment
        -------------
provided herein to be made by Tenant to Landlord shall be in addition to and not in substitution for the other payments to be made by Tenant to Landlord.

        Section 19.15. Time is and shall be of the essence of this Lease and all
        -------------
of the terms, provisions, covenants and conditions hereof.

        Section 19.16. The Tenant warrants that it has not had any dealings with
        -------------
any realtor, broker, or agent in connection with the negotiation of this Lease excepting only ResourceOne (Joseph Carroll), whom Tenant agrees to pay whatever commission may be due. The Landlord warrants that it has not had any dealings with any realtor, broker, or agent in connection with the negotiation of this Lease. Each party agrees to hold the other harmless from any cost, expense or liability for any compensation, commissions or charges claimed by any realtor, broker, or agent with respect to this Lease and/or the negotiation thereof with whom such party has or purportedly has dealt.

        Section 19.17. Tenant agrees that its interest in this Lease shall be
        -------------
subordinate to any mortgage, deed of trust and/or other security indenture hereafter placed upon the demised premises and to any and all advances made or to be made thereunder and to the interest thereon made and all renewals, replacements, and extensions thereof, but nothing herein contained shall be deemed to alter or limit Tenant's rights as set forth in Section 19.6. Tenant
                                                         ------------
shall, at the request of Landlord or any mortgagee, trustee or holder of any such security instrument, execute in writing an agreement subordinating its rights under this Lease to the lien of such mortgage, deed of trust and/or other security indenture. If any mortgagee, trustee or holder of such security instrument elects to have the Tenant's interest in this Lease superior to any such instrument by notice to Tenant, then this Lease should be deemed superior to the lien of any such mortgage, deed of trust or security indenture whether this Lease was executed before or after said mortgage, deed of trust and/or security indenture.

        Section 19.18. Landlord reserves the right during the last six months of
        -------------
the demised term or the last six months of any extension hereof to enter the property during reasonable business hours (after notice to Tenant and, at Tenant's option, with a Tenant representative) for the purpose of showing the demised premises (except restricted areas established by, or on behalf of, the Federal Government for security purposes) to prospective tenants or purchasers and to place signs (for the last year) on the demised premises advertising the property for lease or sale. Notwithstanding the above, Landlord acknowledges that Tenant has sensitive and confidential trade secrets (including its plant layout and processes), and Landlord agrees not to show, or allow brokers or other agents to show, the demised premises to any competitors of Tenant identified by Tenant. In order to do so, Landlord agrees to give Tenant reasonable advance notice of the name and affiliation of each visitor and the prospective tenant or purchaser that they represent, and to provide Tenant with reasonable evidence of such affiliations, so as to allow Tenant a reasonable amount of time to verify this information and to object and refuse entry to any competitor, its affiliates or representatives.

        Section 19.19. The following terms as used in this Lease shall have the
        -------------
following meaning:

        (a) "Unavoidable Delay" means any prevention, delay or stoppage due to strike(s), lockout(s), labor dispute(s), act(s) of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other conditions or causes beyond the reasonable control of the party obligated to perform.

        Section 19.20. Tenant shall at any time during the demised term, within
        -------------
ten (10) business days after written notice from Landlord, execute, acknowledge and deliver to Landlord's prospective mortgagee or prospective purchaser, an estoppel certificate in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that here are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, as are claimed, and (iii) ratifying and certifying any such other matters as may reasonably be requested. Any such certificate may be conclusively relied upon by such prospective mortgagee or prospective purchaser. Tenant's failure to deliver such certificate within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that, to Tenant's knowledge, there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

     IN WITNESS WHEREOF, the parties have executed this instrument.
TENANT:                               LANDLORD:
MEMRY CORPORATION,                    4065 ASSOCIATES, L.P.,
a Delaware corporation                a California limited partnership


By:    /s/ Robert P. Belcher          By:  /s/ Frances B. Nelson
   --------------------------------      -------------------------
Title: SVP Finance & Administration        Frances B. Nelson, Trustee
                                           General Partner

By:    /s/ Joseph Pasqualucci         By:  /s/ Robert L. Webster
   --------------------------------      -------------------------
Title: VP & GM, Eastern Operations         Robert L. Webster, Trustee
                                           General Partner

                                    EXHIBIT A

                               [legal description]

                                    EXHIBIT B

                                    [survey]

                                    EXHIBIT C

                       [items to be removed from premises]

                                    AGREEMENT

         This AGREEMENT TO DEFER CERTAIN WORK ("Agreement") is entered into as of August 27, 2001 by and between 4065 Associates L.P., a California limited partnership ("Landlord") and Memry Corporation, a Delaware corporation ("Memry") (Landlord and Memry, each a "Party", and together, the "Parties").

         WHEREAS, Frances E. Nelson, ("Nelson") as landlord, and Raychem Corporation, a Delaware corporation ("Raychem") as tenant, entered into a lease dated as of April 25, 1983, for the property located at 4065 Campbell Avenue in Menlo Park, California ("Property"), which lease was amended by the First, Second, Third and Fourth Amendments to Lease, dated as of May 8, 1989, June 10, 1992, June 7, 1995, and September 21, 1998, respectively (as so amended, the "Old Lease"); Landlord is the successor-in-interest to Nelson under the Old Lease;

         WHEREAS, the Old Lease will expire on September 30, 2001;

         WHEREAS, subsequent to entering into the Old Lease, and in connection with entering into that certain Asset Purchase Agreement by and between Raychem and Memry, dated as of May 10, 1996 ("Purchase Agreement"), Raychem, as sublessor, subleased the entire premises demised under the Old Lease to Memry, as sublessee, pursuant to that certain sublease dated as of June 28, 1996, as amended by the Amendment to Sublease dated as of March 26, 1998 (as amended, the "Sublease");

         WHEREAS, in connection with the expiration of the Old Lease, the Landlord engaged Green Environment Inc. ("GEI") to perform an environmental site assessment of the Property; GEI recommended that the conditioned air supply heating, ventilating and air conditioning units and vents be cleaned to remove particulates containing nickel and titanium as documented in Exhibit A to this Agreement ("HVAC Cleaning") (the Parties hereto acknowledge and agree that the HVAC Cleaning does not include cleaning of the HVAC work to be installed by Landlord pursuant to Section 3.2. of the New Lease and which HVAC work Memry does not plan to use during the term of the New Lease; Landlord agrees that so long as Memry does not use the HVAC work described in Section 3.2. of the New Lease, Landlord shall be solely responsible for any maintenance, cleaning and repair of such HVAC work); and but for this Agreement, Landlord would require that Raychem perform the HVAC Cleaning or cause the HVAC Cleaning to be performed at the time of the termination of the Old Lease;

         WHEREAS, further, in connection with the expiration of the Old Lease, the

Landlord has requested that Raychem perform, or reimburse to Landlord the cost to perform, certain repairs to the parking lot and paint the exterior of the building located on the Property the current estimates of which are documented in Exhibit B to this Agreement ("Repairs");

         WHEREAS, pursuant to the Sublease, Raychem has requested that Memry perform or cause to be performed the HVAC Cleaning and make the Repairs or cause the Repairs to be made;

         WHEREAS, simultaneous herewith the Parties are entering into a lease for the Property as of the date hereof ("New Lease");

         WHEREAS, Memry prefers that the HVAC Cleaning and the Repairs be deferred until the termination of the New Lease to minimize disruption to its business operations and to avoid possible duplication of costs that might be incurred were it necessary to perform certain tasks more than once during the combined terms of the Old Lease and the New Lease (including any extension thereof); and

         WHEREAS, Landlord is amenable to the deferral of the HVAC Cleaning and the Repairs pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, incorporating the foregoing recitals and in consideration of the promises and covenants herein made, the sufficiency of which consideration is hereby acknowledged by the Parties, the Parties agree as follows.

1. HVAC Cleaning. Memry agrees to perform or cause to be performed the HVAC Cleaning at no cost to Landlord. Memry may, at its option, absorb the costs associated with the HVAC Cleaning or seek to recover all or a portion of such costs from Raychem.

2. Repairs. Memry agrees to reimburse Landlord for (a) its costs of completing the painting-related Repairs, and (b) its costs of completing the parking-lot related Repairs, provided, in each case, that such Repairs are completed within sixty (60) days of the termination of the New Lease, subject to force majeure. For reference purposes only, and not to serve as a cap or limit on the amount that Memry shall reimburse Landlord for such Repairs, the Parties acknowledge that as of the date of this Agreement the estimated cost of the painting-related Repairs is $5,450.00 and the estimated cost of the parking-lot-related Repairs is $49,850.00. Memry may, at its option, absorb the costs associated with the

         Repairs or seek to recover all or a portion of such costs from Raychem.

3. Fulfillment of Obligations Pursuant to the Old Lease. Landlord acknowledges and agrees that, to the best of Landlord's knowledge, as of the date of this Agreement the only outstanding obligations of Raychem pursuant to the terms of the Old Lease are the HVAC Cleaning and the Repairs. Upon the completion of the HVAC Cleaning and the Repairs, and the Exhibit C Work described below, Landlord waives any direct or indirect claim it might have against Memry arising out of or related to the Old Lease and/or the Sublease as of the date of this Agreement and releases Memry from any and all liability related in any way to the Old Lease and/or the Sublease and arising on or before the date of this Agreement, except nothing contained herein shall release Raychem or Memry from any indemnity obligations contained in the Old Lease or the Sublease.

4. Completion of HVAC Cleaning, Repairs and Exhibit C Work. Memry agrees to perform or cause to be performed the HVAC Cleaning, the Repairs and the tasks enumerated on Exhibit C to the New Lease ("Exhibit C Work") and to have the HVAC Cleaning, the Repairs and the Exhibit C Work completed on or before the last day of the term of the New Lease.

5. No Release of Raychem. Nothing in this Agreement is intended by the Parties to represent a waiver or release of Raychem by Memry and/or Landlord of any of Raychem's obligations under the Old Lease, the Sublease and the Purchase Agreement, including without limitation, Raychem's obligations with respect to the HVAC Cleaning or the Repairs.

6. Cooperation. Upon Memry's request, Landlord covenants to provide full cooperation to Memry if, as, and when Memry seeks to obtain any contribution from Raychem toward the costs of the HVAC Cleaning and/or the Repairs, pursuant to the Old Lease, the Sublease or the Purchase Agreement, at no cost to Landlord. In the event that Memry requests that Landlord participate in litigation against Raychem in any way related to the HVAC Cleaning or the Repairs, Memry will reimburse Landlord for its out-of-pocket costs related to such litigation.

7. Counterparts. This Agreement may be executed in counterparts, each counterpart will be deemed an original and all counterparts together will constitute a single agreement.

8. Governing Law. This Agreement will be governed by the laws of the State of California without regard to its conflict of laws provisions.

9. Exhibits. Exhibits A and B are by this reference incorporated into this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement.

                                          4065 CAMPBELL ASSOCIATES L.P.


                                          By:  /s/ Frances B. Nelson
                                             ------------------------
                                             Frances B. Nelson, Trustee
                                             General Partner

                                          By:  /s/ Robert L. Webster
                                             -----------------------
                                             Robert L. Webster, Trustee
                                             General Partner


                                          MEMRY CORPORATION

                                          By:  /s/ Robert P. Belcher
                                             -----------------------
                                          Name:    Robert P. Belcher
                                               ---------------------
                                          Title:  SVP Finance & Administration
                                                ------------------------------


                                          By:  /s/ Joseph Pasqualucci
                                             ------------------------
                                          Name:   Joseph Pasqualucci
                                               ---------------------
                                          Title: VP & GM, Eastern Operations
                                                ----------------------------

                                                                       EXHIBIT A

                         [Environmental Site Assessment]

                                                                       EXHIBIT B

                             [Proposals & Contracts]